SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): April 24, 2003 (April 24, 2003)

ENDO PHARMACEUTICALS HOLDINGS INC.

(Exact name of registrant as specified in its charter)

DELAWARE	39040	13-4022871

(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

100 Painters Drive Chadds Ford, Pennsylvania	19317

(Address of principal executive offices)	(Zip Code)

(610) 558-9800

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Item 7. Financial Statements and Exhibits.

(a)  Financial Statements of Business Acquired.

Not applicable.

(b)  Pro Forma Financial Information.

Not applicable.

(c)  Exhibits.

Exhibit Number	Description

99.1	Press Release of Endo Pharmaceuticals Holdings Inc. dated April 24, 2003 (furnished pursuant to Items 9 and 12)

Item 9. Regulation FD Disclosure; and Item 12. Results of Operations and Financial Condition.

On April 24, 2003, the Registrant issued an earnings release announcing its financial results for the quarter ended March 31, 2003. A copy of the earnings release is attached as Exhibit 99.1 and is incorporated herein by reference.

The information contained in the attached Exhibit 99.1 is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that Section.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

ENDO PHARMACEUTICALS HOLDINGS INC. (Registrant)

By:	/s/ CAROL A. AMMON

Name: Carol A. Ammon Title: Chairman & Chief Executive Officer

Dated: April 24, 2003

INDEX TO EXHIBITS

Exhibit Number	Description

99.1	Press Release of Endo Pharmaceuticals Holdings Inc. dated April 24, 2003 (furnished pursuant to Items 9 and 12)